                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04014

                             Meridian Fund, Inc.(R)
               (Exact name of registrant as specified in charter)

                        60 E. Sir Francis Drake Boulevard
                                    Suite 306
                               Larkspur, CA 94939
               (Address of principal executive offices) (Zip code)

                                Gregg B. Keeling
                        60 E. Sir Francis Drake Boulevard
                                    Suite 306
                               Larkspur, CA 94939
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 415-461-8770

                        Date of fiscal year end: June 30

                     Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
The Report to Shareholders is attached herewith.

MERIDIAN FUND, INC.
                                                                  August 5, 2007

To Our Shareholders:

Corporate buyouts and ample liquidity coupled with the prospect of continued economic growth and modestly higher corporate profits led to broad based market gains during the second quarter. The NASDAQ advanced 7.5%, the S&P 500 5.8% and the Russell 2000 4.1%. Energy, heavy construction and metal ores were among the top performing market sectors. The worst performing groups included textiles, residential construction and home furnishings. The yield on the ten-year government bond increased from 4.65% to 5.03% during the quarter. The rise, we believe, was caused by the weak dollar, inflation jitters and higher interest rates internationally.

Economic growth decelerated to 0.7% in the first quarter of 2007 compared with 2.5% in the fourth quarter of 2006. Non-residential construction is strong and job growth and employment remain healthy. Consumer spending, in spite of the weak housing and mortgage market, is posting modest gains. Residential construction and auto sales are weak. Our economic outlook for the balance of 2007 remains unchanged. We believe GDP growth will be in the 2 to 3% range, interest rates will move somewhat higher and inflation will continue in the 2 to 3% range. The risk to our outlook is significantly higher oil prices and/or a substantial deterioration in the sub prime mortgage market. We don't expect either of these events to derail the economy, but it is impossible to predict.

We welcome those new shareholders who joined the Meridian Funds during the year and appreciate the continued confidence of our existing shareholders.

/s/ Richard F. Aster, Jr.

Richard F. Aster, Jr.

MERIDIAN EQUITY INCOME FUND(R) (MEIFX)

The Meridian Equity Income Fund's net asset value per share at June 30, 2007 was $13.14. This represents an increase of 7.4% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, January 31, 2005, were 36.0% and 13.6%, respectively. The Fund's assets at the close of the year were invested 4.6% in cash and 95.4% in stocks. Total net assets were $43,188,114 and there were 632 shareholders.

The Fund continues to seek to invest in companies with above average yields and strong financial returns that, in our opinion, have the ability to grow dividends. The portfolio is diversified with 36 positions representing 27 different industry groups. At the end of the year, the portfolio's average holding had a 5-year-average return on equity of 19.8% and an average dividend yield of 2.6%; both measures substantially higher than the average S&P 500 stock. The average position had a market capitalization of $42.1 billion, a debt ratio of 32.8% and earnings per share that are expected to grow 9.8% during the next several years. We believe these financial characteristics will lead to positive long-term returns for the Fund.

During the quarter we purchased shares of BP plc and Eaton. We sold our positions in ABM Industries and Regions Financial.

United Parcel, a recent purchase, is the world's largest package delivery company and a global leader in supply chain management, operating in over 200 countries. The expected continued globalization of trade, just-in-time inventory management, the outsourcing of supply chain processing functions and online shopping are powerful trends that we expect will benefit United Parcel for years to come. The shares yield 2.20% and sell at 18 times trailing earnings, while the company has a relatively low payout ratio, modest debt and a historical return on equity of 20%. We believe that United Parcel is well-managed and ideally positioned to reward long-term investors.

MERIDIAN GROWTH FUND(R) (MERDX)

The Meridian Growth Fund's net asset value per share at June 30, 2007 was $42.74. This represents an increase of 8.9% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 1,945.4% and 14.1%, respectively. The Fund's assets at the close of the year were invested 4.9% in cash and cash equivalents and 95.1% in stocks. Total net assets were $2,066,749,916 and there were 75,515 shareholders.

Stocks overall seem to be fairly valued and corporate profits continue to grow while interest rates and inflation remain at reasonable levels. Stock selection, as usual, will be a critical factor in the Fund's performance. We believe our portfolio consists of well-managed small and medium-sized growth companies that, in general, are market leaders, have strong financial characteristics and earnings growth rates in excess of the S&P 500. We believe that the stocks in the portfolio, on average, sell at a reasonable valuation.

During the quarter, we purchased shares of Darden Restaurants, FMC Technologies and Transaction Systems Architects. We sold our positions in Claire's Stores, Hyperion Solutions, United Rentals and Zale.

C.R. Bard, a current holding, is a leading developer, manufacturer and marketer of medical technology products serving the vascular, urology, oncology and surgical specialty markets. Each of these markets is over $1 billion in size and is expected to grow 4% to 6% annually. The aging population, increased adoption of minimally invasive surgical procedures, new products and expected expansion into developing countries is anticipated to continue to drive long-term industry growth. The company has a relatively strong market position of between 20% and 40% in each of the markets it serves. We believe that C.R. Bard should be able to grow revenue and profits at a double-digit rate while maintaining a strong balance sheet and generating significant free cash flow. In our view, the stock sells at a reasonable valuation given its market share, earnings growth potential, experienced management team and positive long-term investment outlook.

MERIDIAN VALUE FUND(R) (MVALX)

The Meridian Value Fund's net asset value per share at June 30, 2007 was $38.79. This represents an increase of 9.0% for the calendar year to date. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Fund's total return and average compounded annual rate of return since June 30, 1995, were 739.0% and 19.4%, respectively. The comparable period returns for the S&P 500 with dividends were 237.9% and 10.7%, respectively. The Fund's assets at the close of the year were invested 5.4% in cash and cash equivalents and 94.6% in stocks. Total net assets were $1,819,440,225 and there were 74,915 shareholders.

Our investment strategy remains unchanged. We continue to seek out-of-favor companies that we believe have defensible positions in their industries, strong or improving balance sheets, reasonable valuations and good prospects for earnings growth. It is our position that over the long-term this strategy will produce returns that outperform the Fund's benchmark. In our opinion the portfolio is well-positioned, reasonably valued and diversified. We hold 68 positions, representing 28 industry groups. We continue to invest in companies of all market capitalizations and our largest areas of concentration are technology, industrial products and healthcare products. The outlook for our approach, in our view, is favorable at this time.

During the quarter we purchased shares of Albany International, American Medical Systems Holdings, Briggs & Stratton, BP plc, CACI International, Chemtura, Corinthian Colleges, Electronic Arts, Friedman, Billings, Ramsey Group; Hanesbrands, Hewitt Associates, International Coal Group, Intermec, MGI Pharma and Quiksilver. We sold our positions in Alltel, AMVESCAP, Allied Waste Industries, MedImmune, Newell Rubbermaid, Spartech, Safeway, TECO Energy, Thoratec, Tuesday Morning and Unisys.

Kinder Morgan Management, a current holding, is a leading energy infrastructure company focused on the transport, storage and delivery of petroleum products and natural gas. Most earnings are generated by long-term contracts that do not depend on energy prices. Earnings suffered in recent years due primarily to higher interest expense driven by higher rates and funding for expansion projects. These projects -- mainly pipelines and terminals built to support growing energy needs -- now appear to be set to come to fruition and generate solid returns. Earnings are expected to grow from estimates of $1.60 this year to about $3 over the next 3 to 5 years, with significantly higher expected cash flow per share of $3.40 this year and over $4.50 in 3 to 5 years. We believe the stock is attractively valued at less than 12 times normalized cash flow and a current dividend yield of 6.4%.

MISCELLANEOUS

The Meridian Funds are no-load and there are no transaction fees or commissions charged when purchased directly through our transfer agent, PFPC. This can be a very cost-effective method to purchase shares of the Meridian Funds for shareholders who do not need the services of a broker-dealer and for long-term investors that make multiple purchases.

We have added a new E-mail Alerts feature to our website at www.meridianfund.com. When you sign up for E-mail Alerts you will receive notification of news items, shareholder reports, SEC filings, and other information regarding the Meridian Funds.

MERIDIAN EQUITY INCOME FUND

SUMMARY OF PORTFOLIO HOLDINGS

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY CATEGORY (% OF TOTAL NET ASSETS)



Brokerage & Money Management...........................    5.4%   $ 2,339,604
Chemicals..............................................    5.4      2,331,777
Electrical Equipment...................................    5.4      2,330,879
Basic Materials........................................    5.4      2,324,120
Industrial Services....................................    5.4      2,322,990
Diversified Operations.................................    5.4      2,320,276
Oil & Gas..............................................    5.3      2,307,164
Paper/Forest Products..................................    5.1      2,185,574
Insurance..............................................    5.0      2,156,085
Technology.............................................    3.0      1,300,266
Business Products......................................    2.9      1,235,835
Apparel................................................    2.8      1,208,856
Telecommunications Services............................    2.8      1,202,670
Business Services......................................    2.7      1,166,721
Insurance Brokers......................................    2.7      1,159,879
Retail.................................................    2.7      1,152,214
Leisure & Amusement....................................    2.6      1,143,169
Auto Components........................................    2.6      1,141,950
Office Supplies........................................    2.6      1,140,464
Transportation.........................................    2.6      1,136,245
Consumer Products......................................    2.6      1,128,286
Industrial Products....................................    2.6      1,128,120
Building-Tools & Machinery.............................    2.6      1,125,985
Toys...................................................    2.5      1,089,999
Healthcare Products....................................    2.5      1,080,507
Banking................................................    2.4      1,037,454
Furniture & Fixtures...................................    2.4      1,019,261
Cash & Other Assets, Less Liabilities..................    4.6      1,971,764
                                                         ------   -----------
                                                         100.0%   $43,188,114
                                                         ======   ===========


MERIDIAN GROWTH FUND

SUMMARY OF PORTFOLIO HOLDINGS

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY CATEGORY (% OF TOTAL NET ASSETS)



Healthcare Products..................................    7.7%   $  160,173,714
Tech-Software........................................    6.5       134,087,951
Healthcare Services..................................    6.1       126,631,635
Retail...............................................    6.1       126,425,383
Banking..............................................    5.5       114,751,208
Technology...........................................    5.3       108,632,498
Insurance Brokers....................................    4.8        98,705,219
Brokerage & Money Management.........................    4.8        98,627,176
Industrial Products..................................    4.1        84,059,023
Consumer Services....................................    4.0        83,172,151
Business Services....................................    3.7        77,338,501
Leisure & Amusement..................................    3.7        75,839,992
Restaurants..........................................    3.6        74,813,471
Industrial Services..................................    3.3        67,416,757
Aerospace/Defense....................................    2.7        55,172,670
Business Products....................................    2.7        54,983,565
Healthcare Information Services......................    2.5        51,877,208
Insurance............................................    2.5        51,757,989
Wholesale............................................    2.4        50,026,648
Construction.........................................    2.4        49,777,045
Cellular Communications..............................    2.4        49,576,800
Chemicals............................................    2.4        48,845,527
Apparel..............................................    2.3        48,643,596
U.S. Government Obligations..........................    2.2        44,758,758
Hotels & Lodging.....................................    1.7        35,613,018
Transportation.......................................    1.0        21,214,284
Energy...............................................    0.9        18,458,260
Cash & Other Assets, Less Liabilities................    2.7        55,369,869
                                                       ------   --------------
                                                       100.0%   $2,066,749,916
                                                       ======   ==============


MERIDIAN VALUE FUND

SUMMARY OF PORTFOLIO HOLDINGS

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY CATEGORY (% OF TOTAL NET ASSETS)



Industrial Products..................................    9.4%   $  171,517,554
Healthcare Products..................................    9.2       168,119,322
Technology...........................................    8.7       158,311,309
Consumer Products....................................    7.9       143,547,926
Banking..............................................    6.8       123,451,782
Utilities............................................    5.3        97,174,087
Pharmaceuticals......................................    4.5        81,102,528
Apparel..............................................    4.3        78,769,615
Consumer Products/Food & Beverage....................    4.1        75,217,414
Agriculture..........................................    3.5        63,023,438
Insurance Brokers....................................    3.2        58,247,320
Oil & Gas............................................    3.0        53,858,471
Energy...............................................    3.0        53,706,520
Business Products....................................    2.8        50,216,400
Industrial Services..................................    2.7        49,254,805
Aerospace/Defense....................................    2.5        46,363,380
U.S. Government Obligations..........................    2.4        44,758,758
Brokerage & Money Management.........................    2.0        35,819,385
Telecommunications Equipment.........................    1.8        33,220,398
Tech-Software........................................    1.7        31,228,224
Retail...............................................    1.5        26,647,057
Healthcare Services..................................    1.3        22,808,856
Education............................................    1.2        21,944,259
Leisure & Amusement..................................    1.1        20,250,424
Business Services....................................    1.1        19,632,000
Information Technology Services......................    1.0        19,085,695
Insurance............................................    0.5         9,162,323
Basic Materials......................................    0.4         7,363,431
Real Estate..........................................    0.1         1,810,078
Cash & Other Assets, Less Liabilities................    3.0        53,827,466
                                                       ------   --------------
                                                       100.0%   $1,819,440,225
                                                       ======   ==============


MERIDIAN FUND, INC.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JANUARY 1, 2007 TO JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees and expenses on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund's gross income, directly reduce the investment return of the portfolio. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.


                                              Beginning         Ending                   Expenses
                                            Account Value   Account Value    Expense   Paid During
                                               01/01/07        06/30/07     Ratio(1)    Period(2)
                                            -------------   -------------   --------   -----------


ACTUAL FUND RETURN
  (See explanation below)
Meridian Equity Income Fund...............    $1,000.00       $1,073.50       1.25%(4)    $6.43
Meridian Growth Fund......................    $1,000.00       $1,089.20       0.83%       $4.30
Meridian Value Fund.......................    $1,000.00       $1,089.60       1.07%       $5.54
HYPOTHETICAL 5% RETURN(3)
  (See explanation below)
Meridian Equity Income Fund...............    $1,000.00       $1,018.60       1.25%(4)    $6.26
Meridian Growth Fund......................    $1,000.00       $1,020.68       0.83%       $4.16
Meridian Value Fund.......................    $1,000.00       $1,019.49       1.07%       $5.36



(1)   Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)   Before expenses.

(4)   See note 2 to Financial Statements.

MERIDIAN FUND, INC.

FOR THE SIX MONTH PERIOD JANUARY 1, 2007 TO JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The table above illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's ACTUAL return, the third column shows the period's annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is NOT the Fund's actual return, the results do not apply to your investment. You can assess your Fund's costs by comparing this 5% Return hypothetical example with the 5% Return hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as short-term redemption and exchange fees or sales and service charges you may pay third party broker/dealers. Had these transactional costs been included, your costs would have been higher. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MANAGEMENT'S DISCUSSION OF MERIDIAN EQUITY INCOME FUND

PERFORMANCE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2007, the Meridian Equity Income Fund gained 21.61% compared to a gain of 20.59% for the S&P 500 with reinvested dividends, a gain of 16.43% for the Russell 2000, and a gain of 19.85% for the NASDAQ. The positive performance reflected the strength of our holdings in the banking, basic materials, brokerage and money management, chemicals, diversified operations, electrical equipment, industrial services, insurance, oil and gas, paper/forest products and telecommunications services sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset, primarily by weakness in our holdings in the consumer products, healthcare products, retail sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. Not being weighted in the best performing sectors during the period materially affected the Fund's performance. The Fund emphasizes investments in companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future.

  VALUE OF $10,000 INVESTED IN THE MERIDIAN EQUITY INCOME FUND AND THE S&P 500
                                      INDEX





[PERFORMANCE LINE GRAPH]

                    MERIDIAN EQUITY
                      INCOME FUND      S&P 500 INDEX
                    ---------------    -------------


1/31/2005 *              10000             10000
03/31/05                 10090             10029
06/30/05                 10100             10167
09/30/05                 10360             10533
12/31/05                 10599             10752
03/31/06                 11358             11204
06/30/06                 11186             11043
09/30/06                 11915             11668
12/31/06                 12672             12449
03/31/07                 12796             12528
06/30/07                 13604             13314



                           Meridian Equity Income Fund
                           Average Annual Total Return




One Year                         21.61%

Inception                        13.63%


Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

* Inception date.

MANAGEMENT'S DISCUSSION OF MERIDIAN GROWTH FUND

PERFORMANCE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2007, the Meridian Growth Fund gained 19.69% compared to a gain of 20.59% for the S&P 500 with reinvested dividends, a gain of 16.43% for the Russell 2000, and a gain of 19.85% for the NASDAQ. The positive performance reflected the strength of our holdings in the banking, brokerage and money management, business services, consumer services, healthcare, industrial, insurance, restaurants, retail and technology sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset, primarily by weakness in our holdings in the leisure and amusement sector, as well as the performance of individual stocks that may be the only issue we own in a particular sector. Not being weighted in the best performing sectors during the period materially affected the Fund's performance. The Fund's investments include companies that are relatively small in terms of total assets, revenues and earnings, which the Investment Adviser believes may have prospects for above average growth in revenue and earnings.

VALUE OF $10,000 INVESTED IN THE MERIDIAN GROWTH FUND, THE S&P 500 INDEX AND THE
                               RUSSELL 2000 INDEX





[PERFORMANCE LINE GRAPH]

                    MERIDIAN GROWTH    S&P 500    RUSSELL 2000
                          FUND          INDEX         INDEX
                    ---------------    -------    ------------


06/30/97                 10000          10000         10000
06/30/98                 11692          13014         11651
06/30/99                 12049          15976         11826
06/30/00                 14633          17134         13519
06/30/01                 18048          14595         13596
06/30/02                 18124          11971         12427
06/30/03                 18088          12001         12223
06/30/04                 24173          14293         16302
06/30/05                 24813          15196         17843
06/30/06                 27314          16506         20444
06/30/07                 32693          19901         23803



                              Meridian Growth Fund
                           Average Annual Total Return




One Year                         19.69%

Five Years                       12.52%

Ten Years                        12.58%


Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND

PERFORMANCE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2007, the Meridian Value Fund gained 23.90% compared to a gain of 20.59% for the S&P 500 with reinvested dividends, a gain of 16.43% for the Russell 2000, and a gain of 19.85% for the NASDAQ. The positive performance reflected the strength of our holdings in the agriculture, brokerage and money management, consumer products, healthcare, industrial, insurance, oil and gas, pharmaceutical, real estate, retail, technology, telecommunications and utilities sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset primarily by weakness in our holdings in the apparel, banking, energy, information technology services, and media sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, which the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or the stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on this strategy, the Fund's average compounded annual return for the ten-year period from June 30, 1997 to June 30, 2007 was 16.65% compared to 7.11% for the S&P 500, with reinvested dividends. The Meridian Value Fund's average compounded annual return from inception to June 30, 2007 was 17.46%, compared to 11.60% for the S&P 500, with reinvested dividends.

   VALUE OF $10,000 INVESTED IN THE MERIDIAN VALUE FUND AND THE S&P 500 INDEX





[PERFORMANCE LINE GRAPH]

                    MERIDIAN VALUE    S&P 500
                         FUND          INDEX
                    --------------    -------


06/30/97                 10000         10000
06/30/98                 12605         13014
06/30/99                 14990         15976
06/30/00                 19431         17134
06/30/01                 24864         14595
06/30/02                 24422         11971
06/30/03                 25477         12001
06/30/04                 32480         14293
06/30/05                 35079         15196
06/30/06                 37657         16506
06/30/07                 46657         19901



                               Meridian Value Fund
                           Average Annual Total Return




One Year                         23.90%

Five Years                       13.82%

Ten Years                        16.65%


Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

MERIDIAN EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                Shares            Value
                                           ---------------   ---------------


COMMON STOCKS - 95.4%

  APPAREL - 2.8%
     VF Corp. ..........................            13,200     $ 1,208,856


  AUTO COMPONENTS - 2.6%
     Autoliv, Inc. (Sweden).............            20,080       1,141,950

  BANKING - 2.4%
     Comerica, Inc. ....................            17,445       1,037,454


  BASIC MATERIALS - 5.4%
     PPG Industries, Inc. ..............            15,090       1,148,500
     Rohm & Haas Co. ...................            21,500       1,175,620
                                                               -----------
                                                                 2,324,120

  BROKERAGE & MONEY MANAGEMENT - 5.4%
     Federated Investors, Inc. Class B..            30,655       1,175,006
     Waddell & Reed Financial, Inc.
       Class A..........................            44,775       1,164,598
                                                               -----------
                                                                 2,339,604

  BUILDING-TOOLS & MACHINERY - 2.6%
     Stanley Works (The)................            18,550       1,125,985


  BUSINESS PRODUCTS - 2.9%
     Diebold, Inc. .....................            23,675       1,235,835


  BUSINESS SERVICES - 2.7%
     R. R. Donnelley & Sons Co. ........            26,815       1,166,721

  CHEMICALS - 5.4%
     E.I. du Pont de Nemours & Co. .....            22,580       1,147,967
     RPM International, Inc. ...........            51,225       1,183,810
                                                               -----------
                                                                 2,331,777

  CONSUMER PRODUCTS - 2.6%
     Reynolds American, Inc. ...........            17,305       1,128,286


  DIVERSIFIED OPERATIONS - 5.4%
     3M Co. ............................            13,640       1,183,816
     Eaton Corp. .......................            12,220       1,136,460
                                                               -----------
                                                                 2,320,276

  ELECTRICAL EQUIPMENT - 5.4%
     Emerson Electric Co. ..............            24,375       1,140,750
     Hubbell, Inc. Class B..............            21,950       1,190,129
                                                               -----------
                                                                 2,330,879

  FURNITURE & FIXTURES - 2.4%
     Leggett & Platt, Inc. .............            46,225       1,019,261


  HEALTHCARE PRODUCTS - 2.5%
     Johnson & Johnson..................            17,535       1,080,507


  INDUSTRIAL PRODUCTS - 2.6%
     Bemis Co., Inc. ...................            34,000       1,128,120


  INDUSTRIAL SERVICES - 5.4%
     Genuine Parts Co. .................            21,885       1,085,496
     Waste Management, Inc. ............            31,690       1,237,494
                                                               -----------
                                                                 2,322,990

  INSURANCE - 5.0%
     Lincoln National Corp. ............            15,285       1,084,471
     Mercury General Corp. .............            19,445       1,071,614
                                                               -----------
                                                                 2,156,085

  INSURANCE BROKERS - 2.7%
     Willis Group Holdings, Ltd. (United
       Kingdom).........................            26,325       1,159,879


    The accompanying notes are an integral part of the financial statements.

MERIDIAN EQUITY INCOME FUND

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Shares            Value
                                           ---------------   ---------------

COMMON STOCK (continued)


  LEISURE & AMUSEMENT - 2.6%
     Carnival Corp. ....................            23,440     $ 1,143,169


  OFFICE SUPPLIES - 2.6%
     Avery Dennison Corp. ..............            17,155       1,140,464


  OIL & GAS - 5.3%
     BP plc ADR (United Kingdom)........            15,400       1,110,956
     Chevron Corp. .....................            14,200       1,196,208
                                                               -----------
                                                                 2,307,164

  PAPER/FOREST PRODUCTS - 5.1%
     Kimberly-Clark Corp. ..............            15,650       1,046,828
     Sonoco Products Co. ...............            26,600       1,138,746
                                                               -----------
                                                                 2,185,574

  RETAIL - 2.7%
     Limited Brands, Inc. ..............            41,975       1,152,214


  TECHNOLOGY - 3.0%
     Intel Corp. .......................            54,725       1,300,266


  TELECOMMUNICATIONS SERVICES - 2.8%
     AT&T, Inc. ........................            28,980       1,202,670


  TOYS - 2.5%
     Mattel, Inc. ......................            43,100       1,089,999


  TRANSPORTATION - 2.6%
     United Parcel Service, Inc.
       Class B..........................            15,565       1,136,245
                                                                  Value
                                                             ---------------

  TOTAL INVESTMENTS - 95.4%
     (Cost $35,221,977)...................................      41,216,350


  CASH AND OTHER ASSETS, LESS
     LIABILITIES - 4.6%...................................       1,971,764
                                                               -----------


  NET ASSETS - 100.0%.....................................     $43,188,114
                                                               ===========




  ADR - American Depository Receipt


    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                Shares            Value
                                           ---------------   ---------------


COMMON STOCKS - 95.1%

  AEROSPACE/DEFENSE - 2.7%
     BE Aerospace, Inc.*................         1,335,900    $   55,172,670


  APPAREL - 2.3%
     Carter's, Inc.*....................         1,875,235        48,643,596


  BANKING - 5.5%
     Annaly Capital Management, Inc.
       REIT.............................         1,484,400        21,405,048
     SVB Financial Group*...............           872,200        46,322,542
     UCBH Holdings, Inc. ...............         2,573,816        47,023,618
                                                              --------------
                                                                 114,751,208

  BROKERAGE & MONEY MANAGEMENT - 4.8%
     Affiliated Managers Group, Inc.*...           390,000        50,216,400
     T. Rowe Price Group, Inc. .........           932,950        48,410,776
                                                              --------------
                                                                  98,627,176

  BUSINESS PRODUCTS - 2.7%
     Diebold, Inc. .....................         1,053,325        54,983,565


  BUSINESS SERVICES - 3.7%
     CSG Systems International, Inc.*...         1,780,630        47,204,501
     Global Payments, Inc. .............           760,000        30,134,000
                                                              --------------
                                                                  77,338,501

  CELLULAR COMMUNICATIONS - 2.4%
     American Tower Corp. Class A*......         1,180,400        49,576,800


  CHEMICALS - 2.4%
     RPM International, Inc. ...........         2,113,610        48,845,527


  CONSTRUCTION - 2.4%
     Granite Construction, Inc. ........           775,585        49,777,045


  CONSUMER SERVICES - 4.0%
     Regis Corp. .......................         1,059,100        40,510,575
     Rollins, Inc. .....................         1,873,587        42,661,576
                                                              --------------
                                                                  83,172,151

  ENERGY - 0.9%
     FMC Technologies, Inc.*............           233,000        18,458,260


  HEALTHCARE INFORMATION SERVICES - 2.5%
     Cerner Corp.*......................           935,230        51,877,208


  HEALTHCARE PRODUCTS - 7.7%
     C. R. Bard, Inc. ..................           649,975        53,707,434
     DENTSPLY International, Inc. ......         1,546,000        59,149,960
     Edwards Lifesciences Corp.*........           958,985        47,316,320
                                                              --------------
                                                                 160,173,714

  HEALTHCARE SERVICES - 6.1%
     Apria Healthcare Group, Inc.*......         1,327,700        38,197,929
     DaVita, Inc.*......................           839,100        45,210,708
     Laboratory Corp. of America
       Holdings*........................           552,300        43,222,998
                                                              --------------
                                                                 126,631,635

  HOTELS & LODGING - 1.7%
     Las Vegas Sands Corp.*.............           466,200        35,613,018


  INDUSTRIAL PRODUCTS - 4.1%
     Airgas, Inc. ......................           675,067        32,335,709
     Dionex Corp.*......................           728,600        51,723,314
                                                              --------------
                                                                  84,059,023


    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Shares            Value
                                           ---------------   ---------------

COMMON STOCKS (continued)


  INDUSTRIAL SERVICES - 3.3%
     Allied Waste Industries, Inc.*.....         3,043,025    $   40,959,117
     Republic Services, Inc. ...........           863,500        26,457,640
                                                              --------------
                                                                  67,416,757

  INSURANCE - 2.5%
     Mercury General Corp. .............           939,176        51,757,989


  INSURANCE BROKERS - 4.8%
     Brown & Brown, Inc. ...............         1,777,850        44,695,149
     Willis Group Holdings, Ltd. (United
       Kingdom).........................         1,225,830        54,010,070
                                                              --------------
                                                                  98,705,219

  LEISURE & AMUSEMENT - 3.7%
     Royal Caribbean Cruises, Ltd. .....         1,149,965        49,425,496
     Winnebago Industries, Inc. ........           894,800        26,414,496
                                                              --------------
                                                                  75,839,992

  RESTAURANTS - 3.6%
     CBRL Group, Inc. ..................           731,088        31,056,618
     Darden Restaurants, Inc. ..........           994,700        43,756,853
                                                              --------------
                                                                  74,813,471

  RETAIL - 6.1%
     Bed Bath & Beyond, Inc.*...........         1,032,700        37,166,873
     PetSmart, Inc. ....................         1,471,000        47,733,950
     Ross Stores, Inc. .................         1,348,200        41,524,560
                                                              --------------
                                                                 126,425,383

  TECHNOLOGY - 5.3%
     International Rectifier Corp.*.....         1,325,500        49,388,130
     Transaction Systems Architects,
       Inc.*............................           545,040        18,346,046
     Zebra Technologies Corp. Class A*..         1,055,713        40,898,322
                                                              --------------
                                                                 108,632,498

  TECH-SOFTWARE - 6.5%
     Advent Software, Inc.*.............         1,066,438        34,712,557
     BEA Systems, Inc.*.................         3,725,000        50,995,250
     Cognos, Inc. (Canada)*.............         1,219,565        48,380,144
                                                              --------------
                                                                 134,087,951

  TRANSPORTATION - 1.0%
     AirTran Holdings, Inc.*............         1,942,700        21,214,284


  WHOLESALE - 2.4%
     United Stationers, Inc.*...........           750,700        50,026,648


  TOTAL COMMON STOCKS - 95.1%
     (Cost $1,526,044,643)................................     1,966,621,289
                                                              --------------


  U.S. GOVERNMENT OBLIGATIONS - 2.2%
     U.S. Treasury Bill @ 4.963%**
     due 07/19/07
     (Face Value $15,000,000).............................        14,963,738
     U.S. Treasury Bill @ 4.843%**
     due 08/09/07
     (Face Value $15,000,000).............................        14,923,300
     U.S. Treasury Bill @ 4.716%
     due 09/06/07
     (Face Value $15,000,000).............................        14,871,720
                                                              --------------

  TOTAL U.S. GOVERNMENT OBLIGATIONS
     (Cost $44,755,563)...................................        44,758,758
                                                              --------------


    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  Value
                                                             ---------------


TOTAL INVESTMENTS - 97.3%
  (Cost $1,570,800,206)...................................    $2,011,380,047


CASH AND OTHER ASSETS, LESS LIABILITIES - 2.7%............        55,369,869
                                                              --------------


NET ASSETS - 100.0%.......................................    $2,066,749,916
                                                              ==============




REIT - Real Estate Investment Trust

*  Non-income producing securities

** Annualized yield at date of purchase


    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                Shares            Value
                                           ---------------   ---------------


COMMON STOCKS - 94.6%

  AEROSPACE/DEFENSE - 2.5%
     BE Aerospace, Inc.*................         1,122,600    $   46,363,380


  AGRICULTURE - 3.5%
     Bunge, Ltd. .......................           341,100        28,822,950
     Universal Corp. ...................           561,400        34,200,488
                                                              --------------
                                                                  63,023,438

  APPAREL - 4.3%
     Hanesbrands, Inc.*.................           728,500        19,691,355
     Liz Claiborne, Inc. ...............           796,300        29,701,990
     Quiksilver, Inc.*..................         2,079,000        29,376,270
                                                              --------------
                                                                  78,769,615

  BANKING - 6.8%
     Annaly Capital Management, Inc.
       REIT.............................         1,590,800        22,939,336
     Friedman, Billings, Ramsey Group,
       Inc. Class A.....................         3,306,400        18,052,944
     JPMorgan Chase & Co. ..............           850,000        41,182,500
     Regions Financial Corp. ...........         1,008,300        33,374,730
     Stewart Information Services
       Corp. ...........................           198,400         7,902,272
                                                              --------------
                                                                 123,451,782

  BASIC MATERIALS - 0.4%
     Barrick Gold Corp. (Canada)........           253,300         7,363,431


  BROKERAGE & MONEY MANAGEMENT - 2.0%
     Federated Investors, Inc. Class B..           934,500        35,819,385


  BUSINESS PRODUCTS - 2.8%
     Diebold, Inc. .....................           962,000        50,216,400


  BUSINESS SERVICES - 1.1%
     Hewitt Associates, Inc. Class A*...           613,500        19,632,000


  CONSUMER PRODUCTS - 7.9%
     Avon Products, Inc. ...............         1,289,200        47,378,100
     Blount International, Inc.*........           677,800         8,865,624
     Briggs & Stratton Corp. ...........           564,300        17,809,308
     Electronic Arts, Inc.*.............           572,000        27,067,040
     Helen of Troy, Ltd.* (Bermuda).....           371,275        10,024,425
     Pactiv Corp.*......................         1,016,100        32,403,429
                                                              --------------
                                                                 143,547,926

  CONSUMER PRODUCTS/FOOD & BEVERAGE - 4.1%
     Anheuser-Busch Cos., Inc. .........           794,600        41,446,336
     International Flavors & Fragrances,
       Inc. ............................           647,700        33,771,078
                                                              --------------
                                                                  75,217,414

  EDUCATION - 1.2%
     Corinthian Colleges, Inc.*.........         1,347,100        21,944,259


  ENERGY - 3.0%
     GlobalSanteFe Corp. ...............           286,400        20,692,400
     Hanover Compressor Co.*............         1,046,000        24,947,100
     International Coal Group, Inc.*....         1,349,000         8,067,020
                                                              --------------
                                                                  53,706,520


    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Shares            Value
                                           ---------------   ---------------

COMMON STOCKS (continued)


  HEALTHCARE PRODUCTS - 9.2%
     American Medical Systems Holdings,
       Inc.*............................         1,540,600    $   27,792,424
     Baxter International, Inc. ........           847,300        47,736,882
     Beckman Coulter, Inc. .............           712,600        46,090,968
     Cooper Cos, Inc. (The).............           475,400        25,348,328
     STERIS Corp. ......................           691,200        21,150,720
                                                              --------------
                                                                 168,119,322

  HEALTHCARE SERVICES - 1.3%
     Apria Healthcare Group, Inc.*......           792,800        22,808,856


  INDUSTRIAL PRODUCTS - 9.4%
     Albany International Corp.
       Class A..........................           492,600        19,920,744
     Cabot Corp. .......................           681,100        32,474,848
     Chemtura Corp. ....................         1,653,100        18,365,941
     Dionex Corp.*......................           326,587        23,184,411
     Mine Safety Appliances Co. ........           453,350        19,838,596
     Schnitzer Steel Industries, Inc.
       Class A..........................           466,500        22,364,010
     Sealed Air Corp. ..................         1,140,200        35,369,004
                                                              --------------
                                                                 171,517,554

  INDUSTRIAL SERVICES - 2.7%
     ABM Industries, Inc. ..............           420,400        10,850,524
     SYSCO Corp. .......................           221,900         7,320,481
     Waste Management, Inc. ............           796,000        31,083,800
                                                              --------------
                                                                  49,254,805

  INFORMATION TECHNOLOGY SERVICES - 1.0%
     CACI International, Inc. Class A*..           390,700        19,085,695


  INSURANCE - 0.5%
     XL Capital, Ltd. Class A
       (Bermuda)........................           108,700         9,162,323


  INSURANCE BROKERS - 3.2%
     Willis Group Holdings, Ltd. (United
       Kingdom).........................         1,322,000        58,247,320


  LEISURE & AMUSEMENT - 1.1%
     Polaris Industries, Inc. ..........           373,900        20,250,424


  OIL & GAS - 3.0%
     BP plc ADR (United Kingdom)........           226,500        16,339,710
     Kinder Morgan Management, LLC*.....           722,905        37,518,761
                                                              --------------
                                                                  53,858,471

  PHARMACEUTICALS - 4.5%
     Charles River Laboratories
       International, Inc.*.............           519,900        26,837,238
     MGI Pharma, Inc.*..................         1,022,600        22,875,562
     Schering-Plough Corp. .............         1,031,200        31,389,728
                                                              --------------
                                                                  81,102,528

  REAL ESTATE - 0.1%
     Apartment Investment & Management
       Co. Class A REIT.................            35,900         1,810,078


  RETAIL - 1.5%
     Rent-A-Center, Inc.*...............         1,015,900        26,647,057


    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Shares            Value
                                           ---------------   ---------------

COMMON STOCKS (continued)


  TECHNOLOGY - 8.7%
     Analog Devices, Inc. ..............           290,600    $   10,938,184
     Avid Technology, Inc.*.............           535,400        18,926,390
     comScore, Inc.*....................             1,000            23,150
     Entegris, Inc.*....................         2,316,700        27,522,396
     Intel Corp. .......................         1,602,000        38,063,520
     Intermec, Inc.*....................           212,600         5,380,906
     Spreadtrum Communications, Inc.
       ADR* (China).....................               250             3,633
     Western Digital Corp.*.............         1,657,800        32,078,430
     Zebra Technologies Corp. Class A*..           655,000        25,374,700
                                                              --------------
                                                                 158,311,309

  TECH-SOFTWARE - 1.7%
     Cognos, Inc.* (Canada).............           787,200        31,228,224


  TELECOMMUNICATIONS EQUIPMENT - 1.8%
     Nokia Oyj ADR (Finland)............         1,181,800        33,220,398


  UTILITIES - 5.3%
     Dynegy, Inc. Class A*..............         4,022,300        37,970,512
     Hawaiian Electric Industries,
       Inc. ............................         1,004,575        23,798,381
     Progress Energy, Inc. .............           776,600        35,405,194
                                                              --------------
                                                                  97,174,087


  TOTAL COMMON STOCKS - 94.6%
     (Cost $1,459,519,616)................................     1,720,854,001
                                                              --------------
                                                                  Value
                                                             ---------------

  U.S. GOVERNMENT OBLIGATIONS - 2.4%
     U.S. Treasury Bill @ 4.963%**
     due 07/19/07
     (Face Value $15,000,000).............................        14,963,738
     U.S. Treasury Bill @ 4.843%**
     due 08/09/07
     (Face Value $15,000,000).............................        14,923,300
     U.S. Treasury Bill @ 4.716%
     due 09/06/07
     (Face Value $15,000,000).............................        14,871,720
                                                              --------------


  TOTAL U.S. GOVERNMENT OBLIGATIONS
     (Cost $44,755,563)...................................        44,758,758
                                                              --------------


  TOTAL INVESTMENTS - 97.0%
     (Cost $1,504,275,179)................................     1,765,612,759



  CASH AND OTHER ASSETS, LESS LIABILITIES - 3.0%..........        53,827,466
                                                              --------------


  NET ASSETS - 100.0%.....................................    $1,819,440,225
                                                              ==============




  ADR - American Depository Receipt
  REIT - Real Estate Investment Trust

  *      Non-income producing securities

  **     Annualized yield at date of purchase


    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                Equity
                                             Income Fund    Growth Fund     Value Fund
                                             -----------  --------------  --------------


ASSETS

  Investments (Cost $35,221,977,
     $1,570,800,206 and $1,504,275,179,
     respectively).........................  $41,216,350  $2,011,380,047  $1,765,612,759
  Cash.....................................    1,930,885      61,311,094      50,617,204
  Receivable for:
     Capital shares purchased..............       35,000         496,320         404,858
     Securities sold.......................           --      13,396,860      36,216,886
     Dividends.............................       73,875       1,320,658       1,692,985
     Interest..............................        7,655         246,418         195,787
  Prepaid expenses.........................        6,913           7,360           6,954
                                             -----------  --------------  --------------
     TOTAL ASSETS..........................   43,270,678   2,088,158,757   1,854,747,433
                                             -----------  --------------  --------------

LIABILITIES

  Payable for:
     Capital shares sold...................           --       4,604,628       1,018,462
     Securities purchased..................           --      15,238,759      32,488,635
  Accrued expenses:
     Investment advisory fees..............       39,324       1,291,028       1,512,791
     Pricing fees..........................        6,196          35,463          36,252
     Audit fees............................       28,429          31,966          32,011
     Directors' fees.......................           95          10,399          17,846
     Other payables and accrued expenses...        8,520         196,598         201,211
                                             -----------  --------------  --------------

     TOTAL LIABILITIES.....................       82,564      21,408,841      35,307,208
                                             -----------  --------------  --------------

NET ASSETS.................................  $43,188,114  $2,066,749,916  $1,819,440,225
                                             ===========  ==============  ==============

Capital shares issued and outstanding, par
  value $0.01 (500,000,000, 500,000,000 and
  500,000,000 shares authorized,
  respectively)............................    3,285,827      48,353,294      46,902,650
                                             ===========  ==============  ==============

Net asset value per share (offering and
  redemption price)........................  $     13.14  $        42.74  $        38.79
                                             ===========  ==============  ==============
Net Assets consist of:
  Paid in capital..........................  $36,065,271  $1,494,406,286  $1,366,665,336
  Accumulated net realized gain............      790,078     130,253,148     191,437,321
  Net unrealized appreciation on
     investments...........................    5,994,373     440,579,841     261,337,580
  Accumulated undistributed net investment
     income (loss).........................      338,392       1,510,641             (12)
                                             -----------  --------------  --------------
                                             $43,188,114  $2,066,749,916  $1,819,440,225
                                             ===========  ==============  ==============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                   Equity
                                                Income Fund    Growth Fund    Value Fund
                                                -----------   ------------   ------------


INVESTMENT INCOME

  Dividends (net of foreign taxes withheld of
     $0, $0 and $126,677, respectively)......    $  918,239   $ 13,121,518   $ 25,078,730
  Interest...................................        76,744      4,680,529      4,347,282
  Other income...............................            --          6,550             --
                                                 ----------   ------------   ------------

       Total investment income...............       994,983     17,808,597     29,426,012
                                                 ----------   ------------   ------------

EXPENSES

  Investment advisory fees...................       314,307     14,312,179     17,580,176
  Transfer agent fees........................        25,994        508,037        523,421
  Reports to shareholders....................           854        223,963        205,654
  Custodian fees.............................         9,748        406,720        381,532
  Pricing fees...............................        38,588        222,566        220,681
  Professional fees..........................        29,200         70,709         62,171
  Registration and filing fees...............        20,998         34,306         38,701
  Miscellaneous expenses.....................         2,128         27,185         28,031
  Directors' fees and expenses...............         1,095         11,680         11,680
                                                 ----------   ------------   ------------

       Total expenses........................       442,912     15,817,345     19,052,047
  Expenses waived and reimbursed by Advisor
     (Note 2)................................       (12,964)            --             --
                                                 ----------   ------------   ------------

       Net expenses..........................       429,948     15,817,345     19,052,047
                                                 ----------   ------------   ------------
  Net investment income......................       565,035      1,991,252     10,373,965
                                                 ----------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS

  Net realized gain on investments...........     1,156,674    206,433,053    272,172,155
  Net change in unrealized appreciation on
     investments.............................     4,745,850    126,767,717     92,047,871
                                                 ----------   ------------   ------------

  Net gain on investments....................     5,902,524    333,200,770    364,220,026
                                                 ----------   ------------   ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................    $6,467,559   $335,192,022   $374,593,991
                                                 ==========   ============   ============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                           Equity Income Fund                  Growth Fund
                                     -----------------------------   -------------------------------
                                       Year Ended      Year Ended      Year Ended       Year Ended
                                     June 30, 2007   June 30, 2006    June 30, 2007    June 30, 2006
                                     -------------   -------------   --------------   --------------


OPERATIONS

Net investment income (loss)......    $   565,035     $   314,806    $    1,991,252   $     (502,511)
Net realized gain on investments..      1,156,674           1,824       206,433,053       69,915,840
Net increase in unrealized
  appreciation of investments.....      4,745,850       1,235,646       126,767,717       86,155,525
                                      -----------     -----------    --------------   --------------

  Net increase in net assets from
     operations...................      6,467,559       1,552,276       335,192,022      155,568,854
                                      -----------     -----------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary
  income..........................       (437,139)       (152,533)         (480,611)              --
Distributions from net realized
  capital gains...................       (298,676)        (12,482)     (138,884,318)     (35,405,369)
                                      -----------     -----------    --------------   --------------

  Net distributions...............       (735,815)       (165,015)     (139,364,929)     (35,405,369)
                                      -----------     -----------    --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares.....     12,291,605      16,180,179       360,777,435      353,645,898
Reinvestment of distributions.....        677,132         137,665       117,740,707       29,835,577
Redemption fees...................            392             681            19,004           22,490
Less: redemptions of shares.......       (963,461)       (666,928)     (296,988,641)    (507,856,910)
                                      -----------     -----------    --------------   --------------
  Increase (decrease) resulting
     from capital share
     transactions.................     12,005,668      15,651,597       181,548,505     (124,352,945)
                                      -----------     -----------    --------------   --------------

Total increase (decrease) in net
  assets..........................     17,737,412      17,038,858       377,375,598       (4,189,460)
                                      -----------     -----------    --------------   --------------

NET ASSETS

Beginning of year.................     25,450,702       8,411,844     1,689,374,318    1,693,563,778
                                      -----------     -----------    --------------   --------------

End of year.......................    $43,188,114     $25,450,702    $2,066,749,916   $1,689,374,318
                                      ===========     ===========    ==============   ==============
Undistributed Net Investment
  Income at end of year...........    $   338,392     $   213,040    $    1,510,641   $           --
                                      ===========     ===========    ==============   ==============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                 Value Fund
                                                      -------------------------------
                                                        Year Ended       Year Ended
                                                       June 30, 2007    June 30, 2006
                                                      --------------   --------------


OPERATIONS

Net investment income..............................   $   10,373,965   $    9,730,158
Net realized gain on investments...................      272,172,155      173,580,142
Net increase (decrease) in unrealized appreciation
  of investments...................................       92,047,871      (37,832,024)
                                                      --------------   --------------

  Net increase in net assets from
     operations....................................      374,593,991      145,478,276
                                                      --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income.................      (17,859,640)     (16,078,058)
Distributions from net realized capital
  gains............................................     (223,659,270)    (216,870,523)
                                                      --------------   --------------

  Net distributions................................     (241,518,910)    (232,948,581)
                                                      --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares......................      173,402,041      200,186,023
Reinvestment of distributions......................      205,961,289      195,949,460
Redemption fees....................................           30,190           45,193
Less: redemptions of shares........................     (379,902,431)    (893,314,233)
                                                      --------------   --------------
  Decrease resulting from
     capital share transactions....................         (508,911)    (497,133,557)
                                                      --------------   --------------

Total increase (decrease) in net assets............      132,566,170     (584,603,862)
                                                      --------------   --------------

NET ASSETS

Beginning of year..................................    1,686,874,055    2,271,477,917
                                                      --------------   --------------

End of year........................................   $1,819,440,225   $1,686,874,055
                                                      ==============   ==============
Undistributed Net Investment Income at end of
  year.............................................   $           --   $           --
                                                      ==============   ==============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                                FOR THE FISCAL
                                                                                  PERIOD FROM
                                                  FOR THE         FOR THE      JANUARY 31, 2005
                                                 YEAR ENDED      YEAR ENDED         THROUGH
                                               JUNE 30, 2007   JUNE 30, 2006    JUNE 30, 2005+
                                               -------------   -------------   ----------------


Net Asset Value - Beginning of Period.......          $11.05          $10.10             $10.00
                                                 -----------     -----------        -----------

Income from Investment Operations

Net Investment Income*......................            0.18            0.15               0.06

Net Gains on Investments (both realized and
  unrealized)...............................            2.19            0.93               0.04
                                                 -----------     -----------        -----------

Total From Investment Operations............            2.37            1.08               0.10
                                                 -----------     -----------        -----------

Less Distributions

Distributions from Net Investment Income....           (0.17)          (0.12)              0.00
Distributions from Net Realized Capital
  Gains.....................................           (0.11)          (0.01)              0.00
                                                 -----------     -----------        -----------
Total Distributions.........................           (0.28)          (0.13)              0.00
                                                 -----------     -----------        -----------
Net Asset Value - End of Period.............          $13.14          $11.05             $10.10
                                                 ===========     ===========        ===========
Total Return................................          21.61%          10.75%              1.00%(1)
                                                 ===========     ===========        ===========

Ratios/Supplemental Data

Net Assets, End of Period (000's)...........         $43,188         $25,451             $8,412
Ratio of Expenses to Average Net Assets
  Before expense reimbursement..............           1.29%           1.67%              3.96%(2)
  After expense reimbursement(3)............           1.25%           1.25%              1.25%(2)
Ratio of Net Investment Income (Loss) to
  Average Net Assets
  Before expense reimbursement..............           1.60%           1.38%             (0.60%)(2)
  After expense reimbursement...............           1.64%           1.80%              2.11%(2)

Portfolio Turnover Rate.....................             37%             60%                25%



* Net Investment Income per share has been computed before adjustments for book/tax differences.

+    The Fund commenced investment operations on January 31, 2005.

(1)  Not Annualized.

(2)  Annualized.

(3)  See note 2 to Financial Statements.


    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                         For the fiscal year ended June 30,
                          ------------------------------------------------------------------------------------------------
                             2007        2006        2005        2004       2003      2002      2001      2000      1999
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------


Net Asset Value -
  Beginning of Year.....      $38.54      $35.77      $35.38      $27.24    $28.10    $31.30    $29.45    $26.28    $33.26
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------

Income from Investment Operations

Net Investment Income
  (Loss)*...............        0.04       (0.01)      (0.07)      (0.04)    (0.08)    (0.12)     2.26      0.11      0.16
Net Gains (Losses) on
  Investments (both
  realized and
  unrealized)...........        7.29        3.58        1.02        9.10     (0.11)    (0.24)     3.89      4.99     (0.50)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------

Total From Investment
  Operations............        7.33        3.57        0.95        9.06     (0.19)    (0.36)     6.15      5.10     (0.34)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------

Less Distributions

Distributions from Net
  Investment Income.....       (0.01)       0.00        0.00        0.00     (0.06)     0.00     (2.44)    (0.15)    (0.14)
Distributions from Net
  Realized Capital
  Gains.................       (3.12)      (0.80)      (0.56)      (0.92)    (0.61)    (2.84)    (1.86)    (1.78)    (6.50)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------

Total Distributions.....       (3.13)      (0.80)      (0.56)      (0.92)    (0.67)    (2.84)    (4.30)    (1.93)    (6.64)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------

Net Asset Value - End of
  Year..................      $42.74      $38.54      $35.77      $35.38    $27.24    $28.10    $31.30    $29.45    $26.28
                          ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========

Total Return............      19.69%      10.08%       2.65%      33.65%    (0.20%)    0.42%    23.34%    21.45%     3.05%
                          ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========

Ratios/Supplemental Data

Net Assets, End of Year
  (000's)...............  $2,066,750  $1,689,374  $1,693,564  $1,273,302  $448,393  $310,659  $182,117  $140,990  $185,683

Ratio of Expenses to
  Average Net Assets....       0.84%       0.85%       0.86%       0.88%     0.95%     1.02%     1.04%     1.09%     1.01%

Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....       0.11%      (0.03%)     (0.21%)     (0.21%)   (0.47%)   (0.62%)   (0.26%)    0.31%     0.49%

Portfolio Turnover
  Rate..................         40%         29%         32%         19%       27%       26%       43%       28%       51%

                           For the
                           fiscal
                            year
                            ended
                          June 30,
                          --------
                            1998
                          --------


Net Asset Value -
  Beginning of Year.....    $33.20
                          --------

Income from Investment
  Operations

Net Investment Income
  (Loss)*...............      0.27
Net Gains (Losses) on
  Investments (both
  realized and
  unrealized)...........      4.92
                          --------

Total From Investment
  Operations............      5.19
                          --------

Less Distributions

Distributions from Net
  Investment Income.....     (0.32)
Distributions from Net
  Realized Capital
  Gains.................     (4.81)
                          --------

Total Distributions.....     (5.13)
                          --------

Net Asset Value - End of
  Year..................    $33.26
                          ========

Total Return............    16.92%
                          ========

Ratios/Supplemental Data

Net Assets, End of Year
  (000's)...............  $296,803

Ratio of Expenses to
  Average Net Assets....     0.95%

Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....     0.76%

Portfolio Turnover
  Rate..................       38%



* Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.


    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                        For the fiscal year ended June 30,
                        --------------------------------------------------------------------------------------------------
                           2007        2006        2005        2004        2003        2002       2001      2000     1999
                        ----------  ----------  ----------  ----------  ----------  ----------  --------  -------  -------


Net Asset
  Value - Beginning of
  Year................      $36.14      $38.11      $40.35      $31.65      $30.34      $30.98    $25.88   $22.29   $19.30
                        ----------  ----------  ----------  ----------  ----------  ----------  --------  -------  -------

Income from Investment Operations

Net Investment Income
  (Loss)*.............        0.41        0.18        0.19        0.00       (0.03)      (0.05)     1.12     0.05    (0.10)
Net Gains (Losses) on
  Investments (both
  realized and
  unrealized).........        7.74        2.45        2.96        8.70        1.34       (0.51)     5.75     5.91     3.56
                        ----------  ----------  ----------  ----------  ----------  ----------  --------  -------  -------

Total From Investment
  Operations..........        8.15        2.63        3.15        8.70        1.31       (0.56)     6.87     5.96     3.46
                        ----------  ----------  ----------  ----------  ----------  ----------  --------  -------  -------

Less Distributions

Distributions from Net
  Investment Income...       (0.41)      (0.32)      (0.28)       0.00        0.00       (0.04)    (1.09)    0.00     0.00
Distributions from Net
  Realized Capital
  Gains...............       (5.09)      (4.28)      (5.11)       0.00        0.00       (0.04)    (0.68)   (2.37)   (0.47)
                        ----------  ----------  ----------  ----------  ----------  ----------  --------  -------  -------

Total Distributions...       (5.50)      (4.60)      (5.39)       0.00        0.00       (0.08)    (1.77)   (2.37)   (0.47)
                        ----------  ----------  ----------  ----------  ----------  ----------  --------  -------  -------

Net Asset Value - End
  of Year.............      $38.79      $36.14      $38.11      $40.35      $31.65      $30.34    $30.98   $25.88   $22.29
                        ==========  ==========  ==========  ==========  ==========  ==========  ========  =======  =======

Total Return..........      23.90%       7.35%       8.00%      27.49%       4.32%      (1.78%)   27.95%   29.63%   18.92%
                        ==========  ==========  ==========  ==========  ==========  ==========  ========  =======  =======

Ratios/Supplemental
Data

Net Assets, End of
  Year (000's)........  $1,819,440  $1,686,874  $2,271,478  $2,226,590  $1,456,552  $1,297,207  $768,559  $87,930  $24,912
Ratio of Expenses to
  Average Net Assets..       1.08%       1.09%       1.08%       1.09%       1.11%       1.12%     1.10%    1.41%    1.63%

Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets..........       0.59%       0.49%       0.48%       0.01%      (0.12%)     (0.22%)    0.60%    0.39%   (0.65%)

Portfolio Turnover
  Rate................         75%         58%         59%         81%         60%         54%       76%      86%     124%

                        For the
                         fiscal
                          year
                         ended
                          June
                          30,
                        -------
                          1998
                        -------


Net Asset
  Value - Beginning of
  Year................   $17.40
                        -------

Income from Investment
  Operations

Net Investment Income
  (Loss)*.............    (0.19)
Net Gains (Losses) on
  Investments (both
  realized and
  unrealized).........     4.32
                        -------

Total From Investment
  Operations..........     4.13
                        -------

Less Distributions

Distributions from Net
  Investment Income...     0.00
Distributions from Net
  Realized Capital
  Gains...............    (2.23)
                        -------

Total Distributions...    (2.23)
                        -------

Net Asset Value - End
  of Year.............   $19.30
                        =======

Total Return..........   26.05%
                        =======

Ratios/Supplemental
Data

Net Assets, End of
  Year (000's)........  $12,196
Ratio of Expenses to
  Average Net Assets..    2.16%

Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets..........   (1.35%)

Portfolio Turnover
  Rate................     133%



* Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.


    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund, Inc., (the "Meridian Funds"), is comprised of the Meridian Equity Income Fund (the "Equity Income Fund"), the Meridian Growth Fund (the "Growth Fund") and the Meridian Value Fund (the "Value Fund"). The Equity Income Fund, the Growth Fund and the Value Fund (each a "Fund" and collectively, the "Funds") are registered under the Investment Company Act of 1940, as no-load, diversified, open-end management investment companies. The Equity Income Fund began operations and was registered on January 31, 2005. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

    The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

    The primary investment objective of the Growth Fund is to seek long-term growth of capital. Originally named Meridian Fund, the name was changed effective April 20, 2001 to Meridian Growth Fund, to more closely reflect the investment style. There was no change in how the Fund is managed.

    The primary investment objective of the Value Fund is to seek long-term growth of capital.

    The following is a summary of significant accounting policies for all of the
    Funds:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by the Investment Adviser under the guidelines established by, and under the general supervision and responsibility of, the Funds' Board of Directors. Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are amortized to maturity based on their cost.

    b. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to the Funds are generally allocated to each Fund in proportion to their relative net assets.

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

        Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

    h. GUARANTEES AND INDEMNIFICATION: Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

    i. RECENT ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is currently evaluating the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

        In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


        value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is currently evaluating the application of SFAS No. 157 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

2. RELATED PARTIES: The Funds have entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2007 were as follows:



    Equity Income Fund...................   37.05%
    Growth Fund..........................    0.91%
    Value Fund...........................    1.07%


    The Investment Adviser receives from the Equity Income Fund, as compensation for its services, an annual fee of 1% of the first $10,000,000 of the Equity Income Fund's net assets, 0.90% of the next $20,000,000 of the Equity Income Fund's net assets, 0.80% of the next $20,000,000 of the Equity Income Fund's net assets and 0.70% of the Equity Income Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets.

    The Investment Adviser receives from the Growth Fund, as compensation for its services, an annual fee of 1% of the first $50,000,000 of the Growth Fund's net assets and 0.75% of the Growth Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets.

    The Investment Adviser receives from the Value Fund, as compensation for its services, an annual fee of 1% of the Value Fund's net assets. The fee is paid monthly and calculated based on that month's daily average net assets.

    The Investment Adviser has contractually agreed to waive its fee and reimburse expenses, at least until November 1, 2007, to the extent that total annual operating expenses for the Equity Income Fund exceeds 1.25%. The Investment Adviser has voluntarily agreed to limit the operating expenses of the Growth and Value Funds to 2.50%. With respect to these limits, the Investment Adviser reimbursed the Equity Income Fund $12,964, but did not reimburse the Growth and Value Funds, during the year ended June 30, 2007.

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Equity Income Fund will carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by the Investment Adviser, and expenses in excess of the expense limitation, and repay the Investment Adviser such amounts; provided the Fund is able to effect such reimbursement and maintain the expense limitation.

At June 30, 2007, the balance of recoupable expenses along with the year of expiration for the Equity Income Fund is:


                 Amount                                   Expiration
                 ------                                   ----------


                 $65,276                                     2008
                  74,072                                     2009
                  12,964                                     2010


Subject to the approval of the Board of Directors of the Fund, the Fund will repay the Investment Adviser the amount of its reimbursement for the Equity Income Fund for up to three years following the reimbursement to the extent the Equity Income Fund's expenses drop below 1.25%, after giving effect to repayment by the Fund. Either the Fund or the Investment Adviser can modify or terminate this arrangement at any time.

3. CAPITAL SHARES TRANSACTIONS: Transactions in capital shares for the year ended June 30, 2007 and the year ended June 30, 2006 were as follows:


                                                            Equity Income Fund
                                                       ---------------------------
                                                         June 30,        June 30,
                                                           2007            2006
                                                       ------------    -----------



Increase in Fund shares:
Shares sold.........................................      1,004,352      1,518,742
Shares issued from reinvestment of distributions....         55,411         12,963
                                                       ------------    -----------
                                                          1,059,763      1,531,705
Shares redeemed.....................................        (77,844)       (61,043)
                                                       ------------    -----------
Net increase........................................        981,919      1,470,662
                                                       ------------    -----------


MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              Growth Fund
                                                      --------------------------
                                                        June 30,       June 30,
                                                          2007           2006
                                                      ------------   -----------



Increase in Fund shares:
Shares sold.........................................     8,819,099     9,349,992
Shares issued from reinvestment of distributions....     2,980,023       805,510
                                                      ------------   -----------
                                                        11,799,122    10,155,502
Shares redeemed.....................................    (7,277,834)  (13,664,615)
                                                      ------------   -----------
Net increase (decrease).............................     4,521,288    (3,509,113)
                                                      ------------   -----------





                                                              Value Fund
                                                      --------------------------
                                                        June 30,       June 30,
                                                          2007           2006
                                                      ------------   -----------



Increase in Fund shares:
Shares sold.........................................     4,662,351     5,344,976
Shares issued from reinvestment of distributions....     5,777,315     5,630,731
                                                      ------------   -----------
                                                        10,439,666    10,975,707
Shares redeemed.....................................   (10,210,105)  (23,900,160)
                                                      ------------   -----------
Net increase (decrease).............................       229,561   (12,924,453)
                                                      ------------   -----------



4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and Officers of the Funds who are Directors and/or Officers of the Investment Adviser receive no compensation from the Funds. Directors of the Funds who are not interested persons, as defined in the Investment Company Act of 1940, receive compensation in the amount of $3,000 per annum and a $2,000 purchase of Equity Income Fund, Growth Fund or Value Fund shares, plus expenses and a $1,000 purchase in one of the Funds for each additional Board of Directors meeting attended other than the annual meeting.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2007, were as follows:


                                                    Purchases     Proceeds from Sales
                                                 --------------   -------------------


Equity Income Fund.............................  $   23,226,611      $   12,279,325
Growth Fund....................................     744,331,257         713,646,051
Value Fund.....................................   1,266,329,404       1,505,250,100

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. DISTRIBUTION INFORMATION: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles accepted in the United States. The tax character of distributions made during the fiscal years ended June 30, 2007 and June 30, 2006 were as follows:

                           2007 TAXABLE DISTRIBUTIONS


                                                               Net
                                                            Long-Term         Total
Fund                                    Ordinary Income   Capital Gains   Distributions
----                                    ---------------   -------------   -------------


Equity Income Fund....................    $   618,838      $    116,977    $    735,815
Growth Fund...........................     15,241,733       124,123,196     139,364,929
Value Fund............................     17,859,640       223,659,270     241,518,910


                           2006 TAXABLE DISTRIBUTIONS


                                                               Net
                                                            Long-Term         Total
Fund                                    Ordinary Income   Capital Gains   Distributions
----                                    ---------------   -------------   -------------


Equity Income Fund....................    $   165,015      $         --    $    165,015
Growth Fund...........................             --        35,405,369      35,405,369
Value Fund............................     26,262,428       206,686,153     232,948,581


7. FEDERAL INCOME TAXES: Permanent differences, incurred during the year ended June 30, 2007, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:


                                                         Increase/(Decrease)    Increase/(Decrease)
                                   Increase/(Decrease)    Undistributed Net    Accumulated Realized
                                     Paid-In Capital      Investment Income         Gain/(Loss)
                                   -------------------   -------------------   --------------------



Equity Income Fund...............     $        3,027        $       (2,544)      $            (483)
Value Fund.......................                 (1)            7,485,663              (7,485,662)


     The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes at June 30, 2007 is as follows:


                                             Aggregate Gross   Aggregate Gross
                                                Unrealized        Unrealized     Net Unrealized
                            Aggregate Cost     Appreciation      Depreciation     Appreciation
                            --------------   ---------------   ---------------   --------------


Equity Income Fund........  $   35,283,720     $  6,081,755      $   (149,125)    $  5,932,630
Growth Fund...............   1,570,800,206      451,540,908       (10,961,067)     440,579,841
Value Fund................   1,505,223,623      278,735,279       (18,346,143)     260,389,136

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following ordinary income and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares:


                                                                   Long-Term
                                               Ordinary Income   Capital Gains    Total
                                               ---------------   -------------   ------


Equity Income Fund...........................       $1,943           $1,083      $3,026


           COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) ON A TAX BASIS


                                      Equity Income Fund     Growth Fund      Value Fund
                                      ------------------   --------------   -------------



Undistributed ordinary income.......    $       694,047    $   17,389,182   $  44,601,646
Undistributed long-term capital
  gains.............................            496,166       114,374,607     147,784,119
Post-October losses deferred........                 --                --             (12)
Unrealized appreciation.............          5,932,630       440,579,841     260,389,136
                                        ---------------    --------------   -------------
  Total Accumulated Earnings........    $     7,122,843    $  572,343,630   $ 452,774,889
                                        ===============    ==============   =============



     Post-October losses represent losses realized on investment transactions from November 1, 2006 through June 30, 2007 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. As of June 30, 2007, the Value Fund had Post-October currency loss deferrals of $12.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Value Fund (constituting Meridian Fund, Inc., hereafter referred to as the "Funds") at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 24, 2007

MERIDIAN FUND, INC.

ADDITIONAL INFORMATION

FOR THE YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. PROXY VOTING RECORD AND PROXY VOTING POLICIES AND PROCEDURES: A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities along with information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling (800) 446-6662; (ii) on our website at http://www.meridianfund.com; and (iii) on the Securities and Exchange Commission ("SEC") website at http://www.sec.gov.

2. INFORMATION ON FORM N-Q: The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY

AGREEMENTS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Directors of the Funds unanimously approved the continuance of the Investment Advisory Agreements between the Meridian Growth Fund, the Meridian Value Fund and the Meridian Equity Income Fund and the Investment Adviser at a meeting held on October 4, 2006.

In preparation for the meeting, the Directors received and evaluated information supplied by the Investment Adviser in response to a letter prepared by counsel, at the Board of Director's request, which identified items that should be reviewed in order for the Directors to gain reasonable assurance that they have sufficiently considered all relevant and required information related to approval of the Advisory Agreements. The Directors examined and considered, among other items, performance and expense information of other investment companies with similar objectives, derived from data compiled by an independent third-party provider. The Independent Directors of the Funds also met in a private session at which no representatives of the Investment Adviser were present prior to voting to approve the Advisory Agreements with respect to each of the Funds. In reaching their conclusions, the Directors considered factors they believed materially related to the selection of the Adviser, the approval of the fee structures and any other amounts paid under the Advisory Agreements. The Directors based their decisions on the evaluation of all factors taken as a whole and did not consider any one factor as all-important or controlling. Some of the factors considered are discussed in more detail below.

The Directors considered the nature, extent and quality of the investment research and portfolio management functions of the Investment Adviser and the resources the Investment Adviser has dedicated to performing services for the Funds. The Directors also considered the respective investment strategies of the Funds and noted favorably the Investment Adviser's demonstrated ability, over time, to achieve a highly competitive rate of return for long-term investors. The quality of other services, including the Investment Adviser's assistance in the coordination of the activities of the Funds relating to other service providers, fund administration and compliance programs also was considered. The Directors considered the consistency of the Funds' service quality when forming a basis for their confidence in the Investment Adviser's integrity and competence, in light of their on-going experience as Directors of the Funds. The Directors concluded that, in all material respects, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements.

In addition to the information reviewed by the Directors during the meeting, the Directors receive detailed monthly performance reports for the Funds throughout the year. These reports present the Funds' performance in comparison to both broad market and peer group indices. Based upon their review, the Directors concluded that the Adviser's management of the Funds' investment portfolios has resulted in competitive performance overall and, in particular, returns for long-term investors that are above average.

The Directors considered the direct and indirect costs incurred by the Investment Adviser in providing investment management services for the Funds. In light of the changes in assets under management for each Fund during relevant time periods, the Directors concluded that economies of scale currently being realized do not necessarily warrant the implementation of additional breakpoints for any of the Funds. While intending to monitor future growth in Fund assets, and to the extent that economies of scale are realized, the Directors believe that current advisory fee levels reflect an equitable sharing of benefits with shareholders.

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Directors concluded that profits being realized by the Investment Adviser from its relationship with the Funds are reasonable and appropriate, based on the business judgment of the Directors, with consideration duly given to, among other things, the nature and quality of services provided, the outstanding long-term performance of the Funds, investment industry practices and comparable funds' average fee expense, determined using independent third party data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital and management structure.

The Directors additionally considered certain benefits the Investment Adviser realizes due to its relationship with the Funds. In particular, the Investment Adviser has arrangements under which certain brokers may provide industry research to the Investment Adviser's portfolio managers through the use of a portion of the brokerage commissions generated from the Investment Adviser's trading activities on behalf of the Funds. The Directors acknowledge that the Funds' shareholders benefit as well from these research products paid for through broker commissions and soft dollar arrangements.

INFORMATION ABOUT THE DIRECTORS AND

OFFICERS OF MERIDIAN FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the "Meridian Funds"). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds' Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

INTERESTED DIRECTORS *

--------------------------------------------------------------------------------

Richard F. Aster, Jr. (67)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael Stolper (62)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Investment Adviser and Broker/Dealer, Stolper & Company, Inc.
Number of Portfolios Overseen: 3
Other Directorships: Kane Miller Publishing, Window Pane Funds, LLC

--------------------------------------------------------------------------------
* Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

INFORMATION ABOUT THE DIRECTORS AND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

--------------------------------------------------------------------------------

Ronald Rotter (64)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 2, 2007
Principal Occupation(s) During Past 5 Years: Co-founder and Managing Partner, RBR Capital Management; Founder and Portfolio Manager, RLR Capital
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael S. Erickson (55)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: AeroAstro, The Marin School

James Bernard Glavin (72)

Positions(s) Held with Fund: Vice Chairman of the Board
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, The Immune Response Corp.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Herbert Charles Kay (70)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: N/A

--------------------------------------------------------------------------------

OFFICERS

--------------------------------------------------------------------------------

Gregg B. Keeling, CPA (52)

Positions(s) Held with Fund: Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer
Length of Service (Beginning Date): April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc., Vice President of Operations and Chief Compliance Officer

                   2007 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2008. Please consult your tax advisor for proper treatment of this information.

Pursuant to Internal Revenue Code Section 852(b)(3), the Funds listed below designate the amounts listed below as a long-term capital gain distribution of the year ended June 30, 2007:



Equity Income Fund.........................................   $    118,060
Growth Fund................................................   $124,123,196
Value Fund.................................................   $223,659,270


Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below designate a percentage of their ordinary income dividends distributed during the year ended June 30, 2007 as qualifying for the corporate dividends-received deduction:



Equity Income Fund...............................................  92.70%
Growth Fund......................................................  29.98%
Value Fund.......................................................  35.02%


Pursuant to Section I (h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended June 30, 2007 as qualified dividend income (QDI):




Equity Income Fund...............................................  88.53%
Growth Fund......................................................  36.08%
Value Fund.......................................................  35.28%


U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

U.S. Government interest:




Equity Income Fund...............................................  0.00%
Growth Fund......................................................  1.21%
Value Fund.......................................................  3.82%

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                 MERIDIAN FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          This report is submitted for
                       the information of shareholders of
                          Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                          preceded or accompanied by an
                              effective prospectus.

                        ---------------------------------
                             Officers and Directors

                              RICHARD F. ASTER, JR.
                             President and Director

                               MICHAEL S. ERICKSON

                                 JAMES B. GLAVIN

                                 HERBERT C. KAY

                                  RONALD ROTTER

                                 MICHAEL STOLPER
                                    Directors

                                GREGG B. KEELING
                             Chief Financial Officer
                             Treasurer and Secretary
                            Chief Compliance Officer

                                    Custodian
                               PFPC TRUST COMPANY
                           Philadelphia, Pennsylvania

                       Transfer Agent and Disbursing Agent
                                    PFPC INC.
                          King of Prussia, Pennsylvania
                                 (800) 446-6662

                                     Counsel
                             MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                            San Francisco, California



                         MERIDIAN EQUITY INCOME FUND(R)
                             MERIDIAN GROWTH FUND(R)
                             MERIDIAN VALUE FUND(R)

                                  ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                          60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                              www.meridianfund.com

                            Telephone (800) 446-6662


                                  JUNE 30, 2007

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $81,200 in 2007 and $73,944 in 2006.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2007 and $0 in 2006.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,200 in 2007 and $12,400 in 2006.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2007 and $0 in 2006.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

          1. Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

          2. De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

                    a. the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

                    b. such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                    c. such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

          Additionally, the Committee shall pre-approve the Auditor's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

          PROHIBITED SERVICES

          The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

          1. bookkeeping or other services related to the accounting records or financial statements of the Company;

          2.   financial information systems design and implementation;

          3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          4.   actuarial services;

          5.   internal audit outsourcing services;

          6.   management functions or human resources;

          7. broker or dealer, investment adviser, or investment banking services;

          8.   legal services and expert services unrelated to the audit; and

          9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  N/A

                    (c)  100%

                    (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2007 and $0 in 2006.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
          or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit 11(a)(1) to the Registrant's Form N-CSR, on September 8, 2004 (Accession No. 0000950134-04-013324).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Meridian Fund, Inc.(R)


By (Signature and Title)* /s/ Richard F. Aster, Jr.
                          --------------------------------------
                          Richard F. Aster, Jr., President & CEO
                          (principal executive officer)

Date August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Richard F. Aster, Jr.
                          --------------------------------------
                          Richard F. Aster, Jr., President & CEO
                          (principal executive officer)

Date August 29, 2007


By (Signature and Title)* /s/ Gregg B. Keeling
                          --------------------------------------
                          Gregg B. Keeling, CFO & Treasurer
                          (principal financial officer)

Date August 29, 2007

* Print the name and title of each signing officer under his or her signature.